ALLIANCE BALANCED SHARES

SEMI-ANNUAL REPORT
JANUARY 31, 1997


ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
_______________________________________________________________________________

March 3, 1997

Dear Shareholder:

We are pleased to provide you with an update of your Fund's performance and market activity for the period ended January 31, 1997.

MARKET OVERVIEW
During the six months ended January 31, 1997, the investment environment reflected, in many respects, a "best of all worlds" environment: moderate economic growth, low inflation, a relatively stable interest rate environment and expanding corporate earnings. In this setting, bond prices rose as interest rates fell modestly and the stock market, especially after the Presidential election in November, rose steadily. During the six month period ended January 31, 1997, fixed-income returns were good, while equity returns were unusually strong.

INVESTMENT RESULTS
As the table shows, your Fund's Class A shares achieved a total return of 15.58% on a net asset value basis for the six month period ended January 31, 1997. For comparison, we have shown the performance of three benchmarks. The S&P 500 Stock Index, as a result of the stock market's strong performance, generated a 24.13% return, the Lehman Brothers Government/Corporate Bond Index, posted a 4.75% return and the Salomon Brothers Treasury Index, resulted in a 4.53% return during the same period. In the context of your Fund's mandate, we have maintained a high equity exposure which ended the period at 60.47%. We have maintained a significant fixed-income allocation which, while providing reasonable returns, has lagged the very strong performance of the equity market. In addition, our equity selection has included a broader array of companies than only those very large U.S. multinationals which have driven the S&P 500.

INVESTMENT RESULTS*
Period Ended January 31, 1997
                                      TOTAL RETURN
                                6 MONTHS       12 MONTHS
                               ----------      ---------
ALLIANCE BALANCED SHARES
   Class A                        15.58%         10.09%
   Class B                        15.06%          9.21%
   Class C                        15.03%          9.19%

S&P 500 STOCK INDEX               24.13%         26.33%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX             4.75%          2.39%

SOLOMAN BROTHERS TREASURY INDEX    4.53%          2.21%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF JANUARY 31, 1997. THE FUND'S BENCHMARKS ARE UNMANAGED. ADDITIONAL RESULTS APPEAR ON PAGE 3.


PORTFOLIO POSITIONING
During the six month period ended January 31, 1997, the Fund held little cash and was fully invested in the equity and fixed-income markets. We continue to maintain a larger-than-average exposure to energy stocks. A portion of the Fund's portfolio, 5%, is in closed-end funds concentrating in foreign countries or regions. This strategy allows us to obtain broadly diversified foreign exposure without excessive transaction costs.

The very largest public companies in the United States comprise a majority of the broader market averages such as the S&P 500. Hence, they have a proportionately large effect on the price performance of these averages. Many of these companies have performed well fundamentally, the valuations placed on their earnings have expanded, and their stock prices have increased. While we are always searching for large companies with good risk/return potential, we will also seek small- and medium-sized growth companies which represent attractively priced investment opportunities.


1



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

MARKET OUTLOOK
We expect the U.S. economy to exhibit moderate growth of approximately 2.5% in the year ahead. Stable inflation and little, if any, change in monetary policy should lead to positive, but modest, single-digit equity returns over the same period. While this is the most likely outcome, the greatest chance for a deviation from that forecast, in our view, is less that the economy rebounds to above trend line growth and more that the economy grows more slowly than we currently foresee and that interest rates decline over the next year. Given this distribution of possible outcomes, we would expect, over time, to increase the fixed-income component of the portfolio.

As always, we appreciate your investment in Alliance Balanced Shares and look forward to reporting its progress to you in the coming periods.

Sincerely,

John D. Carifa
Chairman and President


Kevin J. O'Brien
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.09%          5.41%
Five Years                    10.05%          9.10%
Ten Years                      8.66%          8.19%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.21%          5.42%
Five Years                     9.20%          9.20%
Since Inception*               9.65%          9.65%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.19%          8.24%
Since Inception*               9.58%          9.58%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 2/4/91, Class B; 5/3/93, Class C.


3



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES . . .
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND
GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares is a conservative investment that seeks to provide a competitive total return.

For some investors, the Fund may be considered a comprehensive investment vehicle. It strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds, and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are much more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will now typically comprise about 60% of the portfolio. At times, however, stocks may range from 50% to 70% of the portfolio.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return--but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will always be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value.

We believe that this investment policy will serve the Fund's investors very well over time.


SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO

1/31/96
CASH: 1.2%
STOCKS: 58.9%
U.S. GOVERNMENTS & MORTGAGES: 26.4%
CORPORATE BONDS: 13.5%

7/31/96
CASH: 3.0%
STOCKS: 56.6%
U.S. GOVERNMENTS & MORTGAGES: 28.4%
CORPORATE BONDS: 12.0%

1/31/97
CASH: 0.58%
STOCKS: 60.47%
U.S. GOVERNMENTS & MORTGAGES: 23.30%
CORPORATE BONDS: 15.65%


4



TEN LARGEST HOLDINGS
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                              VALUE           NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                              $16,212,568            12.0%
Federal National Mortgage Association              8,505,795             6.3
WMX Technologies, Inc.                             3,351,188             2.5
Government National Mortgage Association           2,971,848             2.2
Federal Home Loan Bank, 7.00%, 9/01/11             2,888,630             2.1
MBNA Corp.                                         2,716,875             2.0
American Express Co.                               2,619,750             2.0
Goldman Sachs Group, 7.80%, 7/15/02                2,588,975             1.9
Reliance Industries, Ltd., 10.375%, 6/24/16        2,508,725             1.9
Morgan Stanley Asia Pacific Fund, Inc.             2,502,500             1.9
                                                 $46,866,854            34.8%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)
_______________________________________________________________________________

                                                      SHARES OR PRINCIPAL
PURCHASES                                          BOUGHT      HOLDINGS 1/31/97
-------------------------------------------------------------------------------
American Express Co.                                42,000            42,000
Beneficial Corp.                                    26,000            26,000
Commonwealth of Australia, 7.50%, 9/15/09   AU$  3,300,000    AU$  3,300,000
Empresa Nacional de Electricidad, S.A.,
  7.875%, 2/01/27                               $2,000,000        $2,000,000
First Tennessee Capital I, 8.07%, 1/06/27       $2,100,000        $2,100,000
First Union Capital, 7.935%, 1/15/27            $1,850,000        $1,850,000
Ford Motor Credit Co., 6.125%, 1/09/06          $2,000,000        $2,000,000
Goldman Sachs Group, 7.80%, 7/15/02             $2,500,000        $2,500,000
U.S. Treasury Note, 6.375%, 5/15/99             $2,880,000        $2,880,000
U.S. Treasury Note, 7.00%, 4/15/99              $4,900,000        $4,900,000


SALES                                               SOLD       HOLDINGS 1/31/97
-------------------------------------------------------------------------------
Delta Airlines, Inc.                                30,000                -0-
Federal National Mortgage Association,
  8.50%, 7/01/25                                $2,800,000                -0-
Government National Mortgage Association,
  7.50%, 1/15/26                                $2,257,544                -0-
Government of Canada, 7.00%, 12/01/06       CA$  6,250,000                -0-
Olin Corp.                                          30,450                -0-
Philip Morris Cos., Inc.                            22,000                -0-
St. George Bank, Ltd., 7.15%, 10/15/05          $2,000,000                -0-
Time Warner, Inc., 9.125%, 1/15/13              $2,200,000                -0-
U.S. Treasury Note, 5.875%, 8/15/98             $6,525,000                -0-
U.S. Treasury Note, 6.75%, 4/30/00              $5,950,000                -0-


5



PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES           VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-61.2%
FINANCE-18.8%
BANKING-REGIONAL-0.7%
Wells Fargo & Co.                                 3,000      $   914,250

BANKS-0.8%
Chase Manhattan Corp.                            12,200        1,128,500

BROKERAGE & MONEY MANAGEMENT-0.3%
Merrill Lynch & Co., Inc.                         5,000          421,250

INSURANCE-4.3%
American International Group, Inc.               17,000        2,059,125
ITT Hartford Group, Inc.                          8,400          616,350
TIG Holdings, Inc.                               30,000        1,038,750
Travelers Group, Inc.                            40,000        2,095,000
                                                             ------------
                                                               5,809,225

MUTUAL FUNDS-5.3%
Europe Fund, Inc.                                80,000        1,330,000
G.T. Global Eastern Europe Fund                  32,309          504,828
Morgan Stanley Asia Pacific Fund, Inc.          260,000        2,502,500
Scudder New Asia Fund, Inc.                      80,000        1,070,000
The France Growth Fund, Inc.                    160,000        1,700,000
                                                             ------------
                                                               7,107,328

MISCELLANEOUS-7.4%
American Express Co.                             42,000        2,619,750
Associates First Capital Corp. Cl.A              23,300        1,132,963
Beneficial Corp.                                 26,000        1,748,500
MBNA Corp.                                       78,750        2,716,875
MGIC Investment Corp.                            24,500        1,806,875
                                                             ------------
                                                              10,024,963
                                                             ------------
                                                              25,405,516

ENERGY-11.3%
DOMESTIC PRODUCTS-2.9%
Apache Corp.                                     24,000          921,000
Gulf Canada Resources, Ltd. (a)(b)               15,100          122,688
Louis Dreyfus Natural Gas Corp. (a)              50,800          863,600
Louisiana Land & Exploration Co.                 22,100        1,243,125
Murphy Oil Corp.                                 15,000          755,625
                                                             ------------
                                                               3,906,038

OIL SERVICE-8.0%
Baker Hughes, Inc.                               43,000        1,677,000
BJ Services Co. (a)                              28,400        1,313,500
Halliburton Co.                                  25,000        1,809,375
Nabors Industries, Inc. (a)                      30,000          555,000
Noble Drilling Corp. (a)                         65,000        1,421,875
Parker Drilling Co. (a)                         101,200          986,700
Schlumberger Ltd.                                13,500        1,500,187
Tatneft (ADR) (a)(c)(d)                           2,600          167,570
Transocean Offshore, Inc.                        20,400        1,336,200
                                                             ------------
                                                              10,767,407

MISCELLANEOUS-0.4%
Republic Industries, Inc. (a)                    14,600          613,200
                                                             ------------
                                                              15,286,645

TECHNOLOGY-10.2%
COMMUNICATION EQUIPMENT-1.1%
Scientific-Atlanta, Inc.                         75,000        1,425,000

COMPUTER HARDWARE-2.2%
Ceridian Corp. (a)                               44,700        1,687,425
Intergraph Corp. (a)                             52,500          423,281
Storage Technology Corp. (a)                     17,400          852,600
                                                             ------------
                                                               2,963,306

COMPUTER NETWORKING SOFTWARE-1.1%
3Com Corp. (a)                                   15,500        1,039,469
Cisco Systems, Inc. (a)                           7,000          487,812
                                                             ------------
                                                               1,527,281

COMPUTER PERIPHERALS-1.2%
Seagate Technology, Inc. (a)                     31,000        1,596,500

COMPUTER SOFTWARE & SERVICES-1.6%
Informix Corp. (a)                               38,000          790,875
Oracle System Corp. (a)                          35,000        1,358,437
                                                             ------------
                                                               2,149,312

SEMICONDUCTORS CAPITAL EQUIPMENT-0.3%
Teradyne, Inc. (a)                               14,500          447,688

SEMI-CONDUCTORS & RELATED-0.9%
Micron Technology, Inc.                          33,000        1,146,750

TELECOMMUNICATION EQUIPMENT-1.7%
Nokia Corp. (ADR) (e)                            35,000        2,340,625


6



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TELECOMMUNICATIONS-0.1%
Frontier Corp.                                    7,200      $   157,500
                                                             ------------
                                                              13,753,962

CONSUMER SERVICES-5.3%
APPAREL-0.5%
Nike, Inc. Cl.B                                  10,800          733,050

BROADCASTING & CABLE-0.8%
Cablevision Systems Corp. Cl.A (a)               33,000        1,035,375

ENTERTAINMENT & LEISURE-1.2%
Time Warner, Inc.                                41,500        1,597,750

HOTELS & RESTAURANTS-1.9%
Host Marriott Corp. (a)                          77,000        1,309,000
ITT Corp. (a)                                    20,900        1,193,912
                                                             ------------
                                                               2,502,912

MISCELLANEOUS-0.9%
Equifax, Inc.                                    40,000        1,260,000
                                                             ------------
                                                               7,129,087

HEALTH CARE-5.2%
BIOTECHNOLOGY-1.4%
Centocor, Inc. (a)                               21,800          832,488
Steris Corp. (a)                                 38,000        1,128,125
                                                             ------------
                                                               1,960,613

DRUGS-3.6%
Pfizer, Inc.                                     14,000        1,300,250
SmithKline Beecham Plc (ADR) (f)                 15,000        1,083,750
Warner-Lambert Co.                               30,000        2,415,000
                                                             ------------
                                                               4,799,000

MEDICAL SERVICES-0.2%
Healthsource, Inc. (a)                           24,000          318,000
                                                             ------------
                                                               7,077,613

POLLUTION CONTROL-2.5%
WMX Technologies, Inc.                           91,500        3,351,188

BASIC INDUSTRIES-1.9%
CHEMICALS-1.9%
Cytec Industries, Inc. (a)                       12,250          488,469
Freeport McMoran, Inc.                           29,100          840,262
Monsanto Co.                                     32,000        1,212,000
                                                             ------------
                                                               2,540,731

UTILITY-1.4%
WorldCom, Inc. (a)                               75,350        1,897,878


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
CONSUMER MANUFACTURING-1.4%
BUILDING & RELATED-0.8%
American Standard Cos., Inc. (a)                 26,200      $ 1,064,375

MISCELLANEOUS-0.6%
First Brands Corp.                               30,000          810,000
                                                             ------------
                                                               1,874,375

AEROSPACE & DEFENSE-1.2%
AEROSPACE-1.2%
Boeing Co.                                       15,000        1,606,875

CONSUMER STAPLES-0.9%
RETAIL-FOOD & DRUGS-0.9%
Revco D.S., Inc. (a)                             32,800        1,230,000

TRANSPORTATION-0.7%
RAILROADS-0.7%
Canadian Pacific, Ltd. (b)                       33,000          895,125

CAPITAL GOODS-0.4%
ENGINEERING & CONSTRUCTION-0.4%
Martin Marietta Materials, Inc.                  20,300          540,488
Total Common Stocks & Other Investments
  (cost $68,994,029)                                          82,589,483

U.S. GOVERNMENT OBLIGATIONS-12.0%
U.S. Treasury Notes
  5.75%, 8/15/03 (g)                              1,230        1,189,250
  6.25%, 10/31/01                                 1,485        1,483,381
  6.375%, 5/15/99                                 2,880        2,903,386
  7.00%, 4/15/99                                  4,900        5,003,341
  7.875%, 4/15/98                                 5,500        5,633,210
Total U.S. Government Obligations
  (cost $16,306,183)                                          16,212,568

MORTGAGE-RELATED SECURITIES-11.6%
Federal Home Loan Bank
  7.00%, 9/01/11                                  2,883        2,888,630
Federal National Mortgage Association
  7.00%, 5/01/26                                  2,908        2,846,398
  6.50%, 6/01/11                                  5,760        5,659,397


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)          VALUE
------------------------------------------------------------------------
Government National Mortgage Association
  7.50%, 11/15/26                                 1,600      $ 1,603,488
  8.00%, 8/15/26                                  1,338        1,368,360
Somerset Commercial Mortgage
  7.209%, 2/15/07 (c)                             1,250        1,246,875
Total Mortgage-Related Securities
  (cost $15,517,423)                                          15,613,148

CORPORATE DEBT OBLIGATION-7.5%
BANKING-2.9%
First Tennessee Capital I
  8.07%, 1/06/27                                  2,100        2,076,480
First Union Capital
  7.935%, 1/15/27                                 1,850        1,825,913
                                                             ------------
                                                               3,902,393

FINANCIAL-4.6%
Conseco Financing Trust II
  8.70%, 11/15/26                                 1,650        1,690,045
Ford Motor Credit Co.
  6.125%, 1/09/06                                 2,000        1,876,400
Goldman Sachs Group
  7.80%, 7/15/02 (c)                              2,500        2,588,975
                                                             ------------
                                                               6,155,420

Total Corporate Debt Obligation
  (cost $9,998,881)                                           10,057,813

YANKEE BONDS-4.3%
Empresa Nacional de Electricidad, S.A.
  7.875%, 2/01/27                                 2,000        2,021,912
RAS Laffan Liquefied Natural Gas
  8.294%, 3/15/14 (c)                             1,250        1,285,938
Reliance Industries, Ltd.
  10.375%, 6/24/16 (c)                            2,300        2,508,725
Total Yankee Bonds
  (cost $5,564,915)                                            5,816,575

SOVEREIGN DEBT OBLIGATIONS-4.1%
AUSTRALIA
Commonwealth of Australia
  7.50%, 9/15/09 (g)                         AU$  3,300        2,494,508
CROATIA
Republic of Croatia FRN
  6.50%, 7/31/97                             US$  1,000          985,625
POLAND
Republic of Poland PDI FRN
  3.75%, 10/27/14                                 2,400        2,019,000
Total Sovereign Debt Obligation
  (cost $5,411,234)                                            5,499,133

COMMERCIAL PAPER-0.6%
Prudential Funding Corp.
  5.41%, 2/03/97
  (amortized cost $784,764)                         785          784,764

TOTAL INVESTMENTS-101.3%
  (cost $122,577,429)                                        136,573,484
Other assets less liabilities-(1.3%)                          (1,741,729)

NET ASSETS-100%                                             $134,831,755


(a)  Non-income producing security.

(b)  Country of origin--Canada.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At January 31, 1997, the aggregate market value of these securities amounted to $7,798,083 representing 5.8% of net assets.

(d)  Country of origin--Russia.

(e)  Country of origin--Finland.

(f)  Country of origin--United Kingdom.

(g) Securities with an aggregate market value of $3,683,758, segregated to collateralize forward exchange currency contracts.

     Glossary of Terms:
     ADR - American depository receipt
     FRN - Floating rate note
     PDI - Past due interest

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $122,577,429)          $136,573,484
  Receivable for investment securities sold                           1,935,504
  Dividends and interest receivable                                     669,734
  Net unrealized appreciation of forward exchange currency contracts     29,194
  Receivable for capital stock sold                                      19,355
  Prepaid expenses                                                        5,543
  Total assets                                                      139,232,814

LIABILITIES
  Due to Custodian                                                       40,270
  Payable for investment securities purchased                         3,875,834
  Payable for capital stock redeemed                                    181,151
  Advisory fee payable                                                   70,714
  Distribution fee payable                                               44,183
  Accrued expenses                                                      188,907
  Total liabilities                                                   4,401,059

NET ASSETS                                                         $134,831,755

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     95,612
  Additional paid-in capital                                        118,363,159
  Undistributed net investment income                                   454,121
  Accumulated net realized gain on investments and foreign
    currency transactions                                             1,894,817
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      14,024,046
                                                                   $134,831,755

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($107,867,895/
    7,619,556 shares of capital stock issued and outstanding)            $14.16
  Sales charge--4.25% of public offering price                              .63
  Maximum offering price                                                 $14.79

  CLASS B SHARES
  Net asset value and offering price per share ($20,760,636/
    1,495,671 shares of capital stock issued and outstanding)            $13.88

  CLASS C SHARES
  Net asset value and offering price per share ($6,041,766/
    434,594 shares of capital stock issued and outstanding)              $13.90

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($161,458
    /11,405 shares of capital stock issued and outstanding)              $14.16


See notes to financial statements.


9



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                             $1,964,335
  Dividends (net of foreign taxes withheld of $1,042)     670,276   $ 2,634,611

EXPENSES
  Advisory fee                                            417,196
  Distribution fee - Class A                              128,622
  Distribution fee - Class B                               99,179
  Distribution fee - Class C                               32,014
  Transfer agency                                         105,723
  Administrative                                           70,585
  Custodian                                                57,909
  Audit and Legal                                          41,136
  Printing                                                 29,512
  Registration                                             25,608
  Directors' fees                                          15,321
  Taxes                                                     3,307
  Miscellaneous                                             6,147
  Total expenses                                                      1,032,259
  Net investment income                                               1,602,352

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY
  Net realized gain on investment transactions                        1,782,720
  Net realized gain on foreign currency transactions                     67,729
  Net change in unrealized depreciation on investments               15,477,858
  Net change in unrealized appreciation on foreign
    currency denominated assets and liabilities                          25,708
  Net gain on investments and foreign currency transactions          17,354,015

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $18,956,367


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                 JANUARY 31, 1997    JULY 31,
                                                    (UNAUDITED)        1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,602,352   $  3,133,713
  Net realized gain on investments and foreign
    currency transactions                             1,850,449     19,958,567
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities      15,503,566    (15,276,292)
  Net increase in net assets from operations         18,956,367      7,815,988

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,135,130)    (3,160,459)
    Class B                                            (159,991)      (358,703)
    Class C                                             (52,933)      (123,287)
    Advisor Class                                          (979)            -0-
  Net realized gain on investments
    Class A                                         (12,582,512)   (11,691,852)
    Class B                                          (2,409,113)    (1,628,196)
    Class C                                            (793,084)      (577,846)
    Advisor Class                                       (19,832)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                             5,972,816     (5,439,472)
  Total increase (decrease)                           7,775,609    (15,163,827)

NET ASSETS
  Beginning of year                                 127,056,146    142,219,973
  End of period (including undistributed net
    investment income of $454,121 and $200,802,
    respectively)                                  $134,831,755   $127,056,146


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. On April 15, 1996, the Board of Directors approved the creation of a fourth class of share, Advisor Class shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities for the six months ended January 31, 1997 are reflected as a component of unrealized depreciation on investments and foreign currency denominated assets and liabilities.

3. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.
The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.


12



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 1997, such reimbursement amounted to $70,585.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $79,869 for the six months ended January 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,202 from the sales of Class A shares and $520, $22,770 and $367 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C, respectively, for the six months ended January 31, 1997.

Brokerage commissions paid on securities transactions for the six months ended January 31, 1997 amounted to $87,259, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. There is no distribution fee on the Advisor Class shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,368,228 and $412,338, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $82,280,697 and $81,116,797, respectively, for the six months ended January 31, 1997. There were purchases of $47,027,759 and sales of $52,378,508 of U.S. Government and government agency obligations for the six months ended January 31, 1997.

At January 31, 1997, the cost of securities for federal income tax purposes was $122,595,772. Accordingly gross unrealized appreciation of investments was $18,028,566 and gross unrealized depreciation of investments was $4,050,854 resulting in net unrealized appreciation of $13,977,712 excluding foreign currency.

Currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $4,384.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 1997, the Fund had an outstanding forward exchange currency contract to sell foreign currency against the U.S. dollar, as follows:


                                CONTRACT    VALUE ON     U.S. $
                                 AMOUNT   ORIGINATION    CURRENT    UNREALIZED
                                  (000)       DATE        VALUE    APPRECIATION
                               ---------- ----------- ------------ ------------
FOREIGN CURRENCY SALE CONTRACT
Australian Dollar,
  expiring 3/27/97                3,290   $2,538,029   $2,508,835    $29,194


14



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 120,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 30,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31, 1997    JULY 31,    JAN. 31, 1997     JULY 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
Class A
Shares sold              113,391       448,058     $ 1,623,602    $  6,746,741
Shares issued in
  reinvestment of
  dividends and
  distributions          810,492       836,417      11,136,204      12,060,428
Shares converted
  from Class B            17,882         6,918         262,041          99,012
Shares redeemed         (641,098)   (2,066,376)     (9,318,108)    (30,463,433)
Net increase (decrease)  300,667      (774,983)    $ 3,703,739    $(11,557,252)

CLASS B
Shares sold              213,364       430,446     $ 3,031,771    $  6,327,512
Shares issued in
  reinvestment of
  dividends and
  distributions          155,851       113,453       2,101,524       1,612,145
Shares converted
  to Class A             (18,200)       (6,961)       (262,041)        (99,012)
Shares redeemed         (189,077)     (216,587)     (2,680,700)     (3,180,587)
Net increase             161,938       320,351     $ 2,190,554    $  4,660,058

CLASS C
Shares sold               65,327       157,902     $   934,225    $  2,334,144
Shares issued in
  reinvestment of
  dividends and
  distributions           47,915        37,104         647,029         527,785
Shares redeemed         (120,096)      (96,534)     (1,674,933)     (1,404,207)
Net increase (decrease)   (6,854)       98,472     $   (93,679)   $  1,457,722


                     OCT. 2, 1996*                OCT. 2, 1996*
                          TO                            TO
                     JAN. 31, 1997                JAN. 31, 1997
                      (UNAUDITED)                  (UNAUDITED)
                     -------------               --------------
ADVISOR CLASS
Shares sold               11,895                   $   178,903
Shares issued in
  reinvestment of
  dividends and
  distributions            1,518                        20,808
Shares redeemed           (2,008)                      (27,509)
Net increase              11,405                   $   172,202


*    Commencement of distribution.


15



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            -------------------------------------------------------------------------------
                                             SIX MONTHS                              OCTOBER 1,
                                                ENDED                                   1993
                                             JANUARY 31,     YEAR ENDED JULY 31,      THROUGH      YEAR ENDED SEPTEMBER 30,
                                                1997      ------------------------     JULY 31,    ------------------------
                                            (UNAUDITED)       1996         1995        1994(a)        1993         1992
                                            ------------  -----------  -----------  -------------  -----------  -----------
Net asset value, beginning of period          $14.01        $15.08       $13.38       $14.40         $13.20       $12.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .19(b)        .37          .46          .29            .34          .44
Net realized and unrealized gain (loss)
  on investments                                1.92           .45         1.62         (.74)          1.29          .57
Net increase (decrease) in net asset
  value from operations                         2.11           .82         2.08         (.45)          1.63         1.01

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)         (.41)        (.36)        (.28)          (.43)        (.45)
Distributions from net realized gains          (1.80)        (1.48)        (.02)        (.29)            -0-          -0-
Total dividends and distributions              (1.96)        (1.89)        (.38)        (.57)          (.43)        (.45)

Net asset value, end of period                $14.16        $14.01       $15.08       $13.38         $14.40       $13.20

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.58%         5.23%       15.99%       (3.21)%        12.52%        8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $107,868      $102,567     $122,033     $157,637       $172,484     $143,883
Ratio of expenses to average net assets         1.39%(d)      1.38%        1.32%        1.27%(d)       1.35%        1.40%
Ratio of net investment income to
  average net assets                            2.55%(d)      2.41%        3.12%        2.50%(d)       2.50%        3.26%
Portfolio turnover rate                          100%          227%         179%         116%           188%         204%
Average commission rate (e)                   $.0557            --           --           --             --           --


See footnote summary on page 19.


16



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            -------------------------------------------------------------------------------
                                             SIX MONTHS                              OCTOBER 1,
                                                ENDED                                   1993
                                             JANUARY 31,     YEAR ENDED JULY 31,      THROUGH      YEAR ENDED SEPTEMBER 30,
                                                1997      ------------------------     JULY 31,    ------------------------
                                            (UNAUDITED)       1996         1995        1994(a)        1993         1992
                                            ------------  -----------  -----------  -------------  -----------  -----------
Net asset value, beginning of period          $13.79        $14.88       $13.23       $14.27         $13.13       $12.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .13(b)        .28          .30          .22            .29          .37
Net realized and unrealized gain (loss)
  on investments                                1.88           .42         1.65         (.75)          1.22          .54
Net increase (decrease) in net asset
  value from operations                         2.01           .70         1.95         (.53)          1.51          .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)         (.31)        (.28)        (.22)          (.37)        (.39)
Distribution from net realized gains           (1.80)        (1.48)        (.02)        (.29)            -0-          -0-
Total dividends and distributions              (1.92)        (1.79)        (.30)        (.51)          (.37)        (.39)

Net asset value, end of period                $13.88        $13.79       $14.88       $13.23         $14.27       $13.13

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.06%         4.45%       15.07%       (3.80)%        11.65%        7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,761       $18,393      $15,080      $14,347        $12,789       $6,499
Ratio of expenses to average net assets         2.17%(d)      2.16%        2.11%        2.05%(d)       2.13%        2.16%
Ratio of net investment income to
  average net assets                            1.78%(d)      1.61%        2.30%        1.73%(d)       1.72%        2.46%
Portfolio turnover rate                          100%          227%         179%         116%           188%         204%
Average commission rate (e)                   $.0557            --           --           --             --           --


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ------------------------------------------------------------------
                                             SIX MONTHS                              OCTOBER 1,      MAY 3,
                                                ENDED                                   1993        1993(f)
                                             JANUARY 31,     YEAR ENDED JULY 31,      THROUGH         TO
                                                 1997     ------------------------    JULY 31,   SEPTEMBER 30,
                                             (UNAUDITED)      1996         1995        1994(a)       1993
                                            ------------  -----------  -----------  ------------  ------------
Net asset value, beginning of period          $13.81        $14.89       $13.24       $14.28        $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .13(b)        .26          .30          .24           .11
Net realized and unrealized gain (loss)
  on investments                                1.88           .45         1.65         (.77)          .71
Net increase (decrease) in net asset
  value from operations                         2.01           .71         1.95         (.53)          .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)         (.31)        (.28)        (.22)         (.17)
Distributions from net realized gains          (1.80)        (1.48)        (.02)        (.29)           -0-
Total dividends and distributions              (1.92)        (1.79)        (.30)        (.51)         (.17)
Net asset value, end of period                $13.90        $13.81       $14.89       $13.24        $14.28

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.03%         4.52%       15.06%       (3.80)%        6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,042        $6,096       $5,108       $6,254        $1,487
Ratios of expenses to average net assets        2.15%(d)      2.15%        2.09%        2.03%(d)      2.29%(d)
Ratios of net investment income to
  average net assets                            1.80%(d)      1.63%        2.32%        1.81%(d)      1.47%(d)
Portfolio turnover rate                          100%          227%         179%         116%          188%
Average commission rate (e)                   $.0557            --           --           --            --


See footnote summary on page 19.


18



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                                      ------------------
                                                      OCTOBER 2, 1996(f)
                                                              TO
                                                       JANUARY 31, 1997
                                                          (UNAUDITED)
                                                      ------------------
Net asset value, beginning of period                       $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         .16(b)
Net realized and unrealized gain on investments              1.10
Net increase in net asset value from operations              1.26

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                         (.09)
Distributions from net realized gains                       (1.80)
Total dividends and distributions                           (1.89)
Net asset value, end of period                             $14.16

TOTAL RETURN
Total investment return based on net asset value (c)         8.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $161
Ratio of expenses to average net assets                      1.22%(d)
Ratio of net investment income to average net assets         3.28%(d)
Portfolio turnover rate                                       100%
Average commission rate (e)                                $.0557


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.

(e) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distribution.


19



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
KEVIN J. O'BRIEN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW D. BLOOM, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


20



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21



ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALSR